                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  Form 8 - K/A


                                 CURRENT REPORT


   Pursuant to Section 13 or 15 (d) of the Securities Exchange Commission Act
                                    of 1934

         Date of Report (Date of earliest event reported): July 13 1999


                                   BIOFARM INC


             (Exact name of Registrant as specified in its Charter)



Nevada                          0-20317                          88-00270266
(State or other          (Commission File Number)               (IRS Employer
jurisdiction of                                              Identification No.)
Incorporation)



            403 Salisbury House, 31 Finsbury Circus, London, EC2M 5QQ
               (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area Code:

                                0044 171 5888862




                                       N/A
          (Former name or former address, if changed since last report)

                             INTRODUCTORY STATEMENT

This Form 8 K/A filing supplements the Form 8 - K filing relating to the purchase of 80% of the share capital of Alterproof Ltd. by the Registrant dated May 13 1999. The purpose of this supplemental Form 8 - K/A filing is to render current the response herein to Item 7. Alterproof Ltd was incorporated on December 24, 1998.

Item 7.           Financial Statements and Exhibits

a) Financial Statements of Business Acquired There are filed herewith the audited financial statements of Alterproof Ltd. as of and for the period from December 24 1998, to April 30 1999 and for Ian McCall Holdings Limited for the fiscal years ended October 31 1997, October 31, 1998 and the period to January 21 1999.

b)       Pro Forma Financial Statements
         Pro Forma condensed consolidated financial statements are filed herewith for the year ended October 31, 1998 and April 30 1999.

c)       Exhibits
         Previously filed on May 13, 1999.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  Biofarm Inc.



                                  By:      /s/ Keith D. Beekmeyer
                                           .....................................

                                           Keith D. Beekmeyer
                                           Chairman

Dated:            July 13, 1999

Alterproof Limited
Audited Financial Statements As of
December 24 1998, to April
1999 and for Ian McCall Holdings Limited for the fiscal year ended October 31
1997, October 31, 1998 and
the period to January 21 1999.

CONTENTS

ALTERPROOF LIMITED
                                                                           Page
Report of Independent Auditors                                             4

Consolidated Profit and Loss account for the period 24 December 1998
to 30 April 1999                                                           5

Consolidated balance sheet  at 30 April 1999                               6

Consolidated Cash Flow statement for the period 24 December 1998 to
30 April 1999                                                              7

Notes Forming part of the Consolidated financial statements                8-19


IAN MCCALL HOLDINGS LIMITED

Report of  Independent Auditors                                            20-21

Consolidated Profit and Loss accounts                                      22

Consolidated balance sheet                                                 23

Consolidated Cash Flow statement                                           24

Notes Forming part of the Consolidated financial statements                25-38


Pro Forma Condensed Consolidated Financial Statements.                     39-44

ALTERPROOF LIMITED

REPORT OF THE AUDITORS

--------------------------------------------------------------------------------


TO THE SHAREHOLDERS OF ALTERPROOF LIMITED


         We have audited the consolidated financial statements on pages 2 to 16 which have been prepared under the accounting policies set out on pages 5 to 6.

         Respective responsibilities of directors and auditors

         The company's directors are responsible for the preparation of these consolidated financial statements. In preparing these consolidated financial statements, the directors are required to select suitable accounting policies and apply them consistently, make judgements and estimates that are reasonable and prudent and prepare the financial statements on a going concern basis unless it is inappropriate to presume that the group will continue in business. In addition the directors are responsible for keeping proper accounting records and for taking reasonable steps for the prevention of fraud and other irregularities. It is our responsibility to form an independent opinion, based on our audit, on those consolidated financial statements and to report our opinion to you.

         Basis of opinion

         We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the consolidated financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the consolidated financial statements, and of whether the accounting policies are appropriate to the group's circumstances, consistently applied and adequately disclosed.

         We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the consolidated financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the consolidated financial statements.

         Opinion

         In our opinion the consolidated financial statements give a true and fair view of the state of the group's affairs as at 30 April 1999 and of the group's loss for the period 24 December 1998 to 30 April 1999 and have been properly prepared in accordance with the provisions of the Companies Act 1985, which would have applied had the consolidated financial statements been prepared for a financial year of the group.



         BDO STOY HAYWARD
         Chartered Accountants
          and Registered Auditors
         London


         13 July 1999

ALTERPROOF LIMITED

CONSOLIDATED PROFIT AND LOSS ACCOUNT FOR THE PERIOD 24 DECEMBER 1998 TO 30 APRIL 1999

--------------------------------------------------------------------------------

                                       NOTE                           1999
                                                                     L'000

BROKERAGE                                3                             378

Other operating income                   4                              31

Administrative expenses                                               (888)
                                                                  --------
OPERATING LOSS                           5                            (479)
Interest payable                         8                              (8)
                                                                  --------
LOSS ON ORDINARY ACTIVITIES
 BEFORE AND AFTER TAXATION                                            (487)
                                                                  ========


The whole of the above loss relates to operations acquired during the period

All recognised gains and losses are included in the profit and loss account.

The accompanying notes form an integral part of these financial statements

ALTERPROOF LIMITED

CONSOLIDATED BALANCE SHEET AT 30 APRIL 1999

--------------------------------------------------------------------------------

                                              NOTE                1999
                                                             L'000        L'000
FIXED ASSETS
   Intangible assets                           10                           122
   Tangible assets                             11                           172
                                                                       --------

                                                                            294
CURRENT ASSETS
   Debtors                                     12            4,027
   Cash at bank and in hand                                  2,690
                                                            ------

                                                             6,717
CREDITORS: AMOUNTS FALLING DUE
 WITHIN ONE YEAR                               13            6,932
                                                            ------

NET CURRENT LIABILITIES                                                    (215)
                                                                       --------

TOTAL ASSETS LESS CURRENT LIABILITIES                                        79

CREDITORS: AMOUNTS FALLING DUE
 AFTER MORE THAN ONE YEAR                      14                          (556)

PROVISION FOR LIABILITIES AND CHARGES
   Deferred tax                                15                             -
                                                                       --------

                                                                           (477)
                                                                       ========

CAPITAL AND RESERVES
   Called up share capital                     16                            10
   Profit and loss account                                                 (487)
                                                                       --------

SHAREHOLDERS' FUNDS - equity interests         17                          (477)
                                                                       ========




The accompanying notes form an integral part of these financial statements.

ALTERPROOF LIMITED

CONSOLIDATED CASH FLOW STATEMENT FOR THE PERIOD
24 DECEMBER 1998 TO 30 APRIL 1999

--------------------------------------------------------------------------------

                                                       NOTE              1999
                                                                       L'000
NET CASH (OUTFLOW) FROM OPERATING
 ACTIVITIES                                             20               (283)

RETURNS ON INVESTMENTS AND SERVICING OF FINANCE         21                 23

TAXATION                                                21                  -

CAPITAL EXPENDITURE AND FINANCIAL INVESTMENT            21                 (7)

ACQUISITIONS AND DISPOSALS                              21                753
                                                                         ----

CASH (OUTFLOW)/INFLOW BEFORE FINANCING                                    486

MANAGEMENT OF LIQUID RESOURCES                          21               (200)

FINANCING                                               21                485
                                                                         ----

INCREASE IN CASH IN THE PERIOD                          23                771
                                                                         ====






The accompanying notes are an integral part of these financial statements.

ATERPROOF LIMITED

NOTES FORMING PART OF THE CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1     ORGANISATION AND OPERATIONS

         Alterproof Limited ("Alterproof" or "the company") was incorporated in England and Wales on 24 December 1998 with an initial issued share capital of 2 ordinary shares of pound sterling 1 each. On 19 January 1999 the company acquired the entire issued share capital of Ian McCall Holdings Limited for a total consideration of pound sterling 1,094,000. This consideration was in the first instance met by the issue of a series of unsecured interest free debentures redeemable on or before 30 April 1999 (failing which the debenture holders had reversionary rights in the share capital of Alterproof). Ian McCall Holdings Limited was a holding company for a group of companies engaged in insurance broking.

         On 27 April 1999 the debentures were redeemed at par utilising the funds received from a pre-acquisition dividend of pound sterling 594,000 from Ian McCall Holdings Limited and a loan of pound sterling 500,000 from Burlington, Chamber & James Limited, a wholly owned subsidiary of Biofarm Inc.

2     ACCOUNTING POLICIES

         The consolidated financial statements have been prepared under the historical cost convention in accordance with applicable accounting standards in the UK. There are no significant differences between the consolidated financial statements, which have been prepared using generally accepted accounting principles in the UK ("UK GAAP") and those that would have been prepared using US GAAP.

         The following principal accounting policies have been applied:

         Basis of consolidation

           The financial statements comprise the consolidated financial statements of the company and its wholly owned subsidiary undertakings using the acquisition method of accounting, where the results of subsidiary undertakings are included from the effective date of acquisition, 21 January 1999. The subsidiary undertakings, all of whom are engaged in insurance broking unless otherwise stated, are set out below:

            Ian McCall Holdings Limited
            Ian McCall International Limited
            Ian McCall Insurance Services Limited
            Ian McCall Financial Services Limited
            Ian McCall North America Limited
            Trifoliate Limited
            Ian McCall and Company Limited (dormant)

           All of the companies are incorporated in England and Wales except for Trifoliate Limited, which is incorporated in the Channel Islands.

         Brokerage

            Credit is taken for brokerage receivable at the time of the placing or closing of the risk.

ATERPROOF LIMITED

NOTES FORMING PART OF THE CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2     ACCOUNTING POLICIES (CONTINUED)


         Goodwill

            Goodwill arising on the acquisition of Ian McCall Holdings Limited is being amortised on a straight line basis over 10 years, being its estimated useful economic life.

         Pensions

            The group operated a funded pension scheme providing benefits based on final pensionable pay. The assets of the scheme are held separately from those of the group, being invested with insurance companies. Contributions to the scheme are charged to the profit and loss account so as to spread the cost of pensions over employees' working lives with the group. The contributions are determined by a qualified actuary on the basis of triennial valuations using the projected unit method. The most recent valuation was at 1 January 1997. The summations which have the most significant effect on the results of the valuation are those relating to the rate of return on investments and the rates of increase in salaries.

            For the most recent valuation it was assumed that the investment returns would be 9% per annum, and that salary increases would average 7% per annum. At 1 January 1999 the market value of scheme assets was pound sterling 3,084,000. The pension cost for the period was pound sterling 39,000. Pension prepayments amounted to pound sterling Nil at the balance sheet date. At the date of the last valuation, assets amounted to 105% of the scheme's liabilities.

         Tangible fixed assets

            Depreciation of fixed assets is calculated to write off their cost over their estimated useful lives at the following annual rates:

              Office furniture and equipment  -  25% on cost
              Computer equipment              -  20% on cost
              Motor vehicles                  -  33% on cost less estimated
                                                 residual value
              Leased motor vehicles           -  over the life of the lease less
                                                 estimated residual value

            Computer equipment comprises amounts relating to hardware, software, development costs and licences.

         Finance leases

            Assets acquired under finance lease arrangements are capitalised in the balance sheet and depreciated over their useful lives. The interest element of the rental obligation is charged to profit and loss account on a straight line basis over the period of the contract.

         Deferred tax

            Deferred tax is provided using the liability method in respect of timing differences which are expected to reverse in the foreseeable future without replacement.

ALTERPROOF LIMITED

NOTES FORMING PART OF THE CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2     ACCOUNTING POLICIES (CONTINUED)

         Foreign currencies

            Assets and liabilities in foreign currencies are translated at balance sheet date rates of exchange. Transactions during the year were translated at the approximate rates of exchange prevailing at the transaction date. There were no material unrealised exchange gains or losses at 30 April 1999.

         Operating leases

            Rentals paid under operating leases are charged to the profit and loss account on an accruals basis.

3     BROKERAGE

                                                                            1999
                                                                           L'000
         United Kingdom                                                     361
         Overseas                                                            17
                                                                           ----
                                                                            378
                                                                           ====

4     OTHER OPERATING INCOME

         Bank interest receivable                                            31
                                                                           ====


5     OPERATING LOSS

         This has been arrived at after charging:

            Depreciation of owned assets                                     46
            Depreciation of leased assets                                    11
            Amortisation of goodwill                                          3
            Auditors' remuneration                                           20
            Operating leases    - land and buildings                         32
                                - other assets                                4
                                                                           ====

ALTERPROOF LIMITED

NOTES FORMING PART OF THE CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

6     DIRECTORS' EMOLUMENTS

                                                                            1999
                                                                           L'000
         Directors' emoluments                                               46
                                                                           ====

                                                                          NUMBER
         The number of directors to whom pension benefits
          are accruing under a defined benefit scheme                         2
                                                                           ====

                                                                           L'000
         Highest paid director                                               25
                                                                           ====
         Accrued annual pension of highest paid director
          at the end of the financial period                                 36
                                                                           ====


7     EMPLOYEES

         Staff costs consist of:

            Salaries                                                        282
            Social security costs                                            27
            Other pension costs                                              39
                                                                           ----

                                                                            348
                                                                           ====

         The average number of group employees during the period was:

                                                                          NUMBER
            Brokers                                                          18
            Office and management                                            22
                                                                           ----
                                                                             40
                                                                           ====

ALTERPROOF LIMITED

NOTES FORMING PART OF THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

8     INTEREST PAYABLE

                                                                            1999
                                                                           L'000
         On other loans                                                       4
         On finance leases                                                    4
                                                                           ----
                                                                              8
                                                                           ====

9     TAXATION

      No corporation charge arises on the loss for the period.

ALTERPROOF LIMITED

NOTES FORMING PART OF THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

10    INTANGIBLE ASSETS

                                                                        GOODWILL
                                                                          L'000
         Cost

            Additions                                                      125
                                                                         -----


         Amortisation

            Charge for period                                                3
                                                                         -----


         Net book value
            At 30 April 1999                                               122
                                                                         =====


         Goodwill on consolidation arose on the acquisition of Ian McCall Holdings Limited as set out below:


         ASSETS ACQUIRED:                                                 L'000
         Fixed assets                                                       222
         Debtors                                                          3,941
         Cash at bank                                                     1,890
         7 day treasury deposit                                           1,100
         Creditors                                                       (5,807)
         Loans and finance leases                                          (334)
                                                                         ------
                                                                          1,012

         Goodwill                                                           125
                                                                         ------
                                                                          1,137
                                                                         ------
         SATISFIED BY:

         Debentures                                                       1,094
         Cash paid in respect of expenses of acquisition                     43
                                                                         ------
                                                                          1,137

         The debentures were redeemed on 27 April 1999 as explained in note 1.

ALTERPROOF LIMITED

NOTES FORMING PART OF THE CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

11    TANGIBLE ASSETS

                                                                              COMPUTER
                                                                             AND OFFICE
         GROUP                                                VEHICLES        EQUIPMENT        TOTAL
                                                                L'000           L'000          L'000
         Cost
            Acquisition of subsidiary                              113            109             222
            Additions                                                -              7               7
                                                               -------        -------         -------

            At 30 April 1999                                       113            116             229
                                                               -------        -------         -------
         Depreciation
            Charge for the period                                   11             46              57
                                                               -------        -------         -------

            At 30 April 1999                                        11             46              57
                                                               -------        -------         -------
         Net book value
            At 30 April 1999                                       102             70             172
                                                               =======        =======         =======

         Net book value of motor vehicles acquired
          under finance lease agreements                                                          102
                                                                                              =======

12    DEBTORS

                                                                                              1999
                                                                                              L'000
         Insurance broking debtors                                                              3,871
         Other debtors                                                                             46
         Prepayments                                                                              105
         Corporation tax                                                                            5
                                                                                              -------
                                                                                                4,027
                                                                                              =======

ALTERPROOF LIMITED

NOTES FORMING PART OF THE CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

13    CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

                                                                           1999
                                                                          L'000
         Bank overdraft                                                     619
         Finance leases                                                      39
         Other loans                                                        214
         Insurance broking creditors                                      5,637
         Other creditors and accruals                                       382
         Social security and other taxes                                     38
         Corporation tax                                                      3
                                                                        -------
                                                                          6,932
                                                                        =======

         The bank overdraft is unsecured and bears interest at 2% over bank base rate.


14    CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR

                                                                           1999
                                                                          L'000
         Finance leases                                                      65
         Loan from Burlington, Chamber & James Limited                      491
                                                                         ------
                                                                            556
                                                                         ======

         Finance leases represents obligations under various financing arrangements in respect of the group's fleet of motor vehicles.

         The loan from Burlington, Chamber & James Limited is unsecured, interest free and repayable after 31 October 2000, except if the directors of Alterproof resolve to repay it earlier.

ALTERPROOF LIMITED

NOTES FORMING PART OF THE CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


15    DEFERRED TAX

                                                                1999
                                                     ---------------------------
                                                         TOTAL
                                                       POTENTIAL
                                                     (LIABILITY)/      AMOUNTS
                                                         ASSET        PROVIDED
                                                        L'000          L'000
                                                     ------------    -----------
         On accelerated capital allowances                  18               -
         Trading losses                                    195               -
                                                       -------         -------
                                                           213               -
                                                       =======         =======


16    SHARE CAPITAL

                                                                          1999
                                                                          L'000
                                                                         -------
         Authorised, allotted, issued and fully paid
            10,000 ordinary shares of pound sterling 1 each                   10
                                                                         =======

17    RECONCILIATION OF MOVEMENT IN SHAREHOLDER'S FUNDS

                                                                         1999
                                                                         L'000
                                                                        -------
         (Loss)/profit for year                                            (487)
         Issue of share capital                                              10
                                                                        -------
          Balance at 30 April 1999                                         (477)
                                                                        =======

ALTERPROOF LIMITED

NOTES FORMING PART OF THE CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

18    FLOATING CHARGE

         As required by Lloyd's Brokers Byelaw (No 5 of 1998) a subsidiary company has entered into a trust deed under which all of its insurance broking account assets are subject to a floating charge held on trust by the Society of Lloyd's for the benefit of the insurance creditors, which at 30 April 1999 amounted to pound sterling 5,140,000. The charge only becomes enforceable under certain circumstances as set out in the trust deed. The assets subject to this charge were:

                                                                  1999
                                                                  L'000
                                                                --------
         Bank balances                                             2,077
         Insurance broking debtors                                 3,413
                                                                --------
                                                                   5,490
                                                                --------


19    COMMITMENTS UNDER OPERATING LEASES

         As at 30 April 1999 the company had annual commitments under non-cancellable operating leases as set out below:

                                                    LAND AND
                                                    BUILDINGS         OTHER
                                                      1999            1999
                                                      L'000           L'000
                                                     -------         -------
         Operating leases which expire:

            Within one year                                -              17
            Over five years                              130               -
                                                     -------         -------
                                                         130              17
                                                     =======         =======

20    RECONCILIATION OF OPERATING (LOSS)/ TO OPERATING CASH FLOWS

                                                                      1999
                                                                      L'000
                                                                    --------
         Operating (loss)/profit                                        (479)
         Depreciation charges                                             57
         Amortisation of goodwill                                          3
         Decrease/(increase) in debtors                                  (86)
         (Decrease)/increase in creditors                                253
         Interest receivable                                             (31)
                                                                    --------
         Net cash (outflow) from operating activities                   (283)
                                                                    ========

ALTERPROOF LIMITED

NOTES FORMING PART OF THE CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


21 ANALYSIS OF CASH FLOWS FOR HEADINGS NETTED IN THE CASH FLOW STATEMENT

         Returns on investments and servicing of finance
            Interest received                                                              31
            Interest element of finance lease rental payments                              (4)
            Interest paid                                                                  (4)
                                                                                      -------
            Net cash inflow for returns on investments and
             servicing of finance                                                          23
                                                                                      =======
         Capital expenditure and financial investments
            Purchase of tangible fixed assets                                              (7)
                                                                                      -------
            Net cash outflow for capital expenditure and
             financial investment                                                          (7)
                                                                                      =======
         Acquisitions of subsidiary undertaking:
            Cash paid                                                                     (43)
            Debentures redeemed                                                        (1,094)
            Bank balances acquired                                                      1,890
                                                                                      -------
         Net cash inflow for acquisitions                                                 753
                                                                                      =======
         Financing
            Issue of shares                                                                10
            Finance leases repaid                                                         (16)
            Other loans raised                                                            491
                                                                                      -------
            Net cash outflow from financing                                               485
                                                                                      =======
         Management of liquid resources
            Cash withdrawn from/(deposited in) 7 day deposit                             (200)
                                                                                      -------
         Net cash inflow/(outflow) from management of liquid resources                   (200)
                                                                                      =======

ALTERPROOF LIMITED

NOTES FORMING PART OF THE CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


22    RECONCILIATION OF MOVEMENTS IN NET DEBT

                                                                                                1999
                                                                                                L'000
                                                                                               -------
         Increase in cash in the period                                                            771
         Cash (inflow)/outflow from increase in debt and leasing financing                        (475)
         Cash (inflow)/outflow from increase in liquid resources                                   200
                                                                                               -------

         Change in net funds resulting from cash flows                                             496

         7 day treasury deposit acquired on acquisition of subsidiary                            1,100

         Loans and finance leases acquired on acquisition of subsidiary                           (334)
                                                                                               -------

         Movement in net funds in the year                                                       1,262

         Net funds at beginning of period                                                            -
                                                                                               -------

         Net funds at 30 April 1999                                                             1,262
                                                                                               =======


23    ANALYSIS OF NET FUNDS

                                                                                                 AT
                                                                 CASH            ON           30 APRIL
                                                                 FLOW        ACQUISITION        1999
                                                                 L'000          L'000           L'000
                                                               --------       --------        --------
         Cash in hand and at bank                                 1,390              -           1,390
         Overdrafts                                                (619)             -            (619)
         7 day treasury deposit                                     200          1,100           1,300
                                                               --------       --------        --------

                                                                    971          1,100           2,071
         Debt due within one year                                     -           (214)           (214)
         Debt due after one year                                   (491)             -            (491)
         Finance leases                                              16           (120)           (104)
                                                               --------       --------        --------

                                                                    496            766           1,262
                                                               ========       ========        ========

24       RELATED PARTY TRANSACTIONS

         T R Hewett and E M Rennick, who are directors of the company, owned 12.2% and 5.7% respectively of the issued share capital of Ian McCall Holdings Limited at the date of acquisition by Alterproof. At the date of the acquisition they owned the whole of the issued share capital of Alterproof.

IAN McCALL HOLDINGS LIMITED

REPORT OF THE AUDITORS

--------------------------------------------------------------------------------


         TO THE SHAREHOLDERS OF IAN MCCALL HOLDINGS LIMITED

         The consolidated financial statements on pages 3 to 19 contain the consolidated profit and loss account and consolidated cash flows for the year ended 31 October 1997, which have been extracted from the consolidated financial statements of Ian McCall Holdings Limited for the year ended 31 October 1997 which were audited and reported upon by Beavis Walker, Chartered Accountants and Registered Auditors. Their complete report, dated 28 February 1998, is set out below.


             "We have audited the accounts on pages 4 to 20 which have been prepared on the historical cost basis and in accordance with the accounting policies set out on pages 10 and 11.

             Respective responsibilities of directors and auditors

             As described on page 1 the Company's directors are responsible for the preparation of the accounts. It is our responsibility to form an independent opinion, based on our audit, on those accounts and to report our opinion to you.

             Basis of opinion

             We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the accounts. It also includes an assessment of the significant estimates and judgements made by the Directors in the preparation of the accounts, and of whether the accounting policies are appropriate to the Company's circumstances, consistently applied and adequately disclosed.

             We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the accounts are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the accounts.

             Opinion

             In our opinion the accounts give a true and fair view of the state of the Company's and Group's affairs as at 31st October 1997 and of the Group's loss for the year then ended and have been properly prepared in accordance with the Companies Act 1985."


         We have audited the consolidated balance sheets as at 21 January 1999 and 31 October 1998 and the consolidated profit and loss accounts and consolidated cash flow statements for the period 1 November 1998 to 21 January 1999 and the year ended 31 October 1998.The above consolidated balance sheets, consolidated profit and loss accounts and consolidated cash flow statements are included within the consolidated financial statements on pages 3 to 19 which have been prepared under the accounting policies set out on pages 6 and 7.

IAN McCALL HOLDINGS LIMITED

--------------------------------------------------------------------------------


         Respective responsibilities of directors and auditors

         The company's directors are responsible for the preparation of these consolidated financial statements. In preparing these consolidated financial statements, the directors are required to select suitable accounting policies and apply them consistently, make judgements and estimates that are reasonable and prudent and prepare the financial statements on a going concern basis unless it is inappropriate to presume that the group will continue in business. In addition the directors are responsible for keeping proper accounting records and for taking reasonable steps for the prevention of fraud and other irregularities. It is our responsibility to form an independent opinion, based on our audit, on the consolidated balance sheets as at 21 January 1999 and 31 October 1998 and the consolidated profit and loss accounts and consolidated cash flow statements for the period 1 November 1998 to 21 January 1999 and the year ended 31 October 1998 included within those consolidated financial statements and to report our opinion to you.

         Basis of opinion

         We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the consolidated financial statements, and of whether the accounting policies are appropriate to the group's circumstances, consistently applied and adequately disclosed.

         We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the consolidated financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the consolidated financial statements.

         Opinion

         In our opinion the consolidated financial statements give a true and fair view of the state of the group's affairs as at 21 January 1999 and as at 31 October 1998 and of the group's results and cash flows for the period 1 November 1998 to 21 January 1999 and the year ended 31 October 1998 and have been properly prepared in accordance with the provisions of the Companies Act 1985, which would have applied had the consolidated financial statements been prepared for a financial year of the group.




         BDO STOY HAYWARD

         Chartered Accountants and Registered Auditors

         London

         13 July 1999

IAN McCALL HOLDINGS LIMITED

CONSOLIDATED PROFIT AND LOSS ACCOUNTS

--------------------------------------------------------------------------------

                                                                1 NOVEMBER 1998 TO   YEAR ENDED     YEAR ENDED
                                                                    21 JANUARY       31 OCTOBER     31 OCTOBER
                                                         NOTE          1999             1998           1997
                                                         ----   ------------------   ----------     ----------
                                                                      L'000           L'000           L'000

BROKERAGE
   Continuing operations                                   2             279           1,529           1,604
   Discontinued operations                                               220           2,154           3,128
                                                                      ------          ------          ------
                                                                         499           3,683           4,732

OTHER OPERATING INCOME                                     3              59             140             197

Administrative expenses                                                 (833)         (4,142)         (5,076)
                                                                      ------          ------          ------
OPERATION (LOSS)/PROFIT                                    4
   Continuing operations                                                 (24)           (139)           (126)
   Discontinued operations                                              (251)           (181)            (21)
                                                                      ------          ------          ------

                                                                        (275)           (320)           (147)

Profit/(Loss) on sale of subsidiary undertakings                       1,040             (59)           --
                                                                      ------          ------          ------

Interest payable                                           7             (49)           (100)            (84)
                                                                      ------          ------          ------
PROFIT/(LOSS) ON ORDINARY ACTIVITIES
 BEFORE TAXATION                                                         716            (479)           (231)

Tax credit                                                 8            --                33              28
                                                                      ------          ------          ------

PROFIT/(LOSS) ON ORDINARY ACTIVITIES
 AFTER TAXATION                                                          716            (446)           (203)

Retained profit brought forward                                          154             600             803
                                                                      ------          ------          ------

RETAINED PROFIT CARRIED FORWARD                                          870             154             600
                                                                      ======          ======          ======


All recognised gains and losses are included in the profit and loss account.

The accompanying notes form an integral part of these financial statements

IAN MCCALL HOLDINGS LIMITED

CONSOLIDATED BALANCE SHEETS

--------------------------------------------------------------------------------


                                                                         21 JANUARY                      31 OCTOBER
                                                      NOTE                  1999                            1998
                                                                    L'000           L'000           L'000          L'000
FIXED ASSETS
   Intangible assets                                    9                               -                            510
   Tangible assets                                     10                             222                            264
   Investments                                                                          -                              6
                                                                                 --------                       --------

                                                                                      222                            780
CURRENT ASSETS
   Debtors                                             11           3,941                          5,012
   Cash at bank and in hand                                         2,990                          3,968
                                                                ---------                      ---------

                                                                    6,931                          8,980
CREDITORS: AMOUNTS FALLING DUE
 WITHIN ONE YEAR                                       12           6,041                          9,394
                                                                ---------                      ---------

NET CURRENT ASSETS/LIABILITIES                                                        890                           (414)
                                                                                 --------                       --------

TOTAL ASSETS LESS CURRENT LIABILITIES                                               1,112                            366

CREDITORS: AMOUNTS FALLING DUE
 AFTER MORE THAN ONE YEAR                              13                            (100)                          (105)


PROVISION FOR LIABILITIES AND CHARGES
   Deferred tax                                        14                               -                              -
                                                                                 --------                       --------

                                                                                    1,012                            261
                                                                                 ========                       ========

CAPITAL AND RESERVES
   Called up share capital                             15                              42                             38
   Share premium account                               16                             100                             69
   Profit and loss account                                                            870                            154
                                                                                 --------                       --------

SHAREHOLDERS' FUNDS - equity interests                 17                           1,012                            261
                                                                                 ========                       ========




The accompanying notes form an integral part of these financial statements.

IAN MCCALL HOLDINGS LIMITED

CONSOLIDATED CASH FLOW STATEMENTS

--------------------------------------------------------------------------------

                                                               1 NOVEMBER 1998 TO       YEAR ENDED              YEAR ENDED
                                                                   19 JANUARY           31 OCTOBER              31 OCTOBER
                                                      NOTE            1999                 1998                    1997
                                                                     L'000                 L'000                   L'000


NET CASH (OUTFLOW)/INFLOW FROM OPERATING
 ACTIVITIES                                           20             (2,342)                (798)                 (1,250)

RETURNS ON INVESTMENTS AND SERVICING
 OF FINANCE                                           21                 (9)                  40                     112

TAXATION                                                                  -                   92                    (165)

CAPITAL EXPENDITURE AND FINANCIAL
INVESTMENT                                            21                 35                   70                      61

ACQUISITIONS AND DISPOSALS                            21              1,557                    -                     (55)

EQUITY DIVIDENDS PAID                                                     -                    -                     (18)
                                                                   --------             --------                --------

CASH (OUTFLOW)/INFLOW BEFORE FINANCING                                 (759)                (596)                 (1,315)

MANAGEMENT OF LIQUID RESOURCES                        21                650                 (226)                  2,990

FINANCING                                             21               (219)                  90                    (281)
                                                                   --------             --------                --------

INCREASE/(DECREASE) IN CASH                           23               (328)                (732)                  1,394
                                                                   ========             ========                ========



The accompanying notes are an integral part of these financial statements.

IAN MCCALL HOLDINGS LIMITED

NOTES FORMING PART OF THE CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1     ACCOUNTING POLICIES

         The consolidated financial statements have been prepared under the historical cost convention in accordance with applicable accounting standards in the UK. There are no significant differences between the consolidated financial statements, which have been prepared using generally accepted accounting principles in the UK ("UK GAAP") and those that would have been prepared using US GAAP.

         The financial statements comprise the consolidated financial statements of Ian McCall Holdings Limited ("the company") and its wholly owned subsidiary undertakings, up to the date of disposal, all of whom were engaged in insurance broking unless otherwise stated, as set out below:

            Ian McCall International Limited
            Ian McCall Insurance Services Limited
            St Margarets Insurance Limited (disposed of during the period ended 21 January 1999) Ian McCall Financial Services Limited (pensions advisory services)
            Ian McCall North America Limited
            M D M Aviation Limited (disposed of during the year ended 31 October
            1998) Trifoliate Limited (insurance management services) Ian McCall and Company Limited (dormant)

             All of the companies are incorporated in England and Wales except for Trifoliate Limited, which is incorporated in the Channel Islands.

         The following principal accounting policies have been applied:

         Discontinued operations

             These consolidated financial statements treat the operations of St Margarets Insurance Limited, the international business of Ian McCall International Limited and the operations of Ian McCall Insurance Services Limited as discontinued operations. The discontinued operations generated an operating loss as disclosed in the consolidated profit and loss accounts. This was also the loss before and after taxation of the discontinued operations.

         Brokerage

            Credit is taken for brokerage receivable at the time of the placing or closing of the risk.

         Pensions

            The group operated a funded pension scheme providing benefits based on final pensionable pay. The assets of the scheme are held separately from those of the group, being invested with an insurance company. Contributions to the scheme are charged to the profit and loss account so as to spread the cost of pensions over employees' working lives with the group. The contributions are determined by a qualified actuary on the basis of triennial valuations using the projected unit method. The most recent valuation was at 1 January 1997. The summations which have the most significant effect on the results of the valuation are those relating to the rate of return on investments and the rates of increase in salaries.

IAN MCCALL HOLDINGS LIMITED

NOTES FORMING PART OF THE CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


      Pensions (continued)

            For the most recent valuation it was assumed that the investment returns would be 9% per annum, and that salary increases would average 7% per annum. At 1 January 1999 the market value of scheme assets was pound sterling 3,084,000. The pension cost for the period ended 19 January 1999 was pound sterling 40,000, for the year ended 31 October 1998 was pound sterling 237,000 and, for the year ended 31 October 1997 was pound sterling 267,000. Pension prepayments amounted to pound sterling Nil at 19 January 1999 and 31 October 1998. At the date of the last valuation, assets amounted to 105% of the scheme's liabilities.

         Goodwill

            Goodwill arising on an acquisition of subsidiary undertakings is amortised over 20 years, being its estimated useful economic life.

      Tangible fixed assets

            Depreciation of fixed assets is calculated to write off their cost over their estimated useful lives at the following annual rates:

              Office furniture and equipment  -     25% on cost
              Computer equipment              -     20% on cost
              Motor vehicles                  -     33% on cost less estimated residual value
              Leased motor vehicles           -     over the life of the lease less estimated residual value

            Computer equipment comprises amounts relating to hardware, software, development costs and licences.

         Fixed asset investments

            Fixed asset investments comprising quoted investments and the company's investments in subsidiary undertakings are stated at cost less any provision for permanent diminution in value.

         Finance leases

            Assets acquired under finance lease arrangements are capitalised in the balance sheet and depreciated over their useful lives. The interest element of the rental obligation is charged to profit and loss account on a straight line basis over the period of the contract.

         Deferred tax

            Deferred tax is provided using the liability method in respect of timing differences which are expected to reverse in the foreseeable future without replacement.

         Foreign currencies

            Assets and liabilities in foreign currencies are translated at balance sheet date rates of exchange. Transactions during the year were translated at the approximate rates of exchange prevailing at the transaction date. There were no material unrealised exchange gains or losses at 19 January 1999

         Operating leases

            Rentals paid under operating leases are charged to the profit and loss account on an accruals basis.

IAN MCCALL HOLDINGS LIMITED

NOTES FORMING PART OF THE CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                                  1 NOVEMBER 1998 TO       YEAR ENDED          YEAR ENDED
                                                                      21 JANUARY           31 OCTOBER          31 OCTOBER
                                                                         1999                 1998                  1997
                                                                         L'000                L'000                L'000

2     BROKERAGE

         United Kingdom                                                      490                3,172              2,549
         Overseas                                                              9                  511              2,183
                                                                        --------             --------           --------

                                                                             499                3,683              4,732
                                                                        ========             ========           ========

3     OTHER OPERATING INCOME

         Bank interest receivable                                             40                  140                196
         Income from listed investments                                       19                    -                  1
                                                                        --------             --------           --------

                                                                              59                  140                197
                                                                        ========             ========           ========

4     OPERATING PROFIT/(LOSS)

         This has been arrived at after charging:

            Exceptional items:
            - Costs of replacement insurance cover
              arising from the potential failure of an
              underwriter                                                      -                    -                226
            - Uninsured losses                                                92                    -                  -
            Depreciation of owned assets                                      10                   78                 79
            Depreciation of leased assets                                      8                   45                 57
            Amortisation of goodwill                                          20                   42                 43
            Auditors' remuneration                                             5                   20                 42
            Operating leases    - land and buildings                          32                  130                148
                                - other assets                                 4                   18                 18
            Loss/(profit) on disposal of fixed assets                         34                   (2)                 1
                                                                        ========             ========           ========

            Included within operating profit/(loss) are the following amounts that relate to discontinued operations:

            Other operating income                                            22                   76                111

            Administrative expenses                                          493                2,411              3,260
                                                                        ========             ========           ========

IAN MCCALL HOLDINGS LIMITED

NOTES FORMING PART OF THE CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                                    1 NOVEMBER 1998 TO       YEAR ENDED        YEAR ENDED
                                                                        21 JANUARY           31 OCTOBER        31 OCTOBER
                                                                           1999                 1998              1997
                                                                           L'000                L'000             L'000

5     DIRECTORS' EMOLUMENTS

         Directors' emoluments                                                46                  218                385
                                                                         =======              =======            =======

                                                                          NUMBER               NUMBER             NUMBER
         The number of directors to whom pension benefits
          are accruing under a defined benefit scheme                          2                    3                  5
                                                                         =======              =======            =======

                                                                           L'000                L'000              L'000

         Highest paid director                                                25                   98                 91
                                                                         =======              =======            =======

         Accrued annual pension of highest paid director
          at the end of the financial year or period                          36                   35                 33
                                                                         =======              =======            =======


6     EMPLOYEES

         Staff costs consist of:

            Salaries                                                         347                1,699              2,158
            Social security costs                                             35                  165                214
            Other pension costs                                               40                  236                331
                                                                        --------             --------           --------

                                                                             422                2,100              2,703
                                                                         =======              =======            =======

         The average number of group employees during the year or period was:

                                                                         NUMBER                NUMBER             NUMBER

            Brokers                                                           19                   25                 29
            Office and management                                             36                   42                 56
                                                                         -------              -------            -------

                                                                              55                   67                 85
                                                                         =======              =======            =======

IAN MCCALL HOLDINGS LIMITED

NOTES FORMING PART OF THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 31 OCTOBER 1998 (CONTINUED)

--------------------------------------------------------------------------------

                                                                   1 NOVEMBER 1998 TO       YEAR ENDED         YEAR ENDED
                                                                       21 JANUARY           31 OCTOBER         31 OCTOBER
                                                                          1999                 1998               1997
                                                                          L'000                L'000              L'000

7     INTEREST PAYABLE

         On bank overdrafts wholly repayable within five years                 -                    6                  7
         On bank loans wholly repayable within five years                      -                    5                 21
         On other loans                                                       42                   58                 24
         On finance leases                                                     7                   31                 32
                                                                         -------              -------            -------

                                                                              49                  100                 84
                                                                         =======              =======            =======


8     TAXATION

      The tax credit/(charge) comprises:-

         UK corporation tax credit based on the adjusted year's results        -                    -                 34
         Prior year's adjustment                                               1                   29                 (5)
         Overseas tax                                                          -                    -                 (3)
         Deferred tax                                                         (1)                   4                  2
                                                                         -------              -------            -------

                                                                               -                   33                 28
                                                                         =======              =======            =======


IAN MCCALL HOLDINGS LIMITED

NOTES FORMING PART OF THE CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

9     INTANGIBLE ASSETS

                                                                       GOODWILL
                                                                        L'000
         Cost
            At 1 November 1998                                             800
            Disposal                                                      (800)
                                                                       -------

            At 21 January 1999                                               -
                                                                       -------

         Amortisation
            At 1 November 1998                                             290
            Charge for period                                               20
            Eliminated on disposal                                        (310)
                                                                       -------

            At 21 January 1999                                               -
                                                                       -------

         Net book value
            At 21 January 1999                                               -
                                                                       =======

            At 31 October 1998                                             510
                                                                       =======

         Goodwill on consolidation arose on the acquisition of St Margarets Insurance Limited.

IAN MCCALL HOLDINGS LIMITED

NOTES FORMING PART OF THE CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

10    TANGIBLE ASSETS

                                                                                                 COMPUTER
                                                                                                AND OFFICE
                                                                                  VEHICLES        EQUIPMENT        TOTAL
                                                                                    L'000          L'000           L'000
         Cost
            At 1 November 1998                                                        216            532             748
            Disposals                                                                 (21)          (170)           (191)
                                                                                  -------        -------         -------

            At 21 January 1999                                                        195            362             557
                                                                                  -------        -------         -------
         Depreciation
            At 1 November 1998                                                         84            400             484
            Charge for the year                                                         8             10              18
            On disposals                                                              (10)          (157)           (167)
                                                                                  -------        -------         -------

            At 21 January 1999                                                         82            253             335
                                                                                  -------        -------         -------
         Net book value
            At 21 January 1999                                                        113            109             222
                                                                                  =======        =======         =======

            At 31 October 1998                                                        132            132             264
                                                                                  =======        =======         =======


                                                                                              19 JANUARY       31 OCTOBER
                                                                                                 1999             1998
                                                                                                 L'000            L'000

         Net book value of motor vehicles acquired
          under finance lease agreements                                                           113              132
                                                                                               =======          =======

IAN MCCALL HOLDINGS LIMITED

NOTES FORMING PART OF THE CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

11    DEBTORS

                                                                                              21 JANUARY       31 OCTOBER
                                                                                                 1999             1998
                                                                                                 L'000            L'000

         Insurance broking debtors                                                                 3,596           4,842
         Other debtors                                                                               146              37
         Prepayments                                                                                 194             133
         Corporation tax                                                                               5               -
                                                                                                --------        --------

                                                                                                   3,941           5,012
                                                                                                ========        ========


12    CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

                                                                                              21 JANUARY       31 OCTOBER
                                                                                                 1999             1998
                                                                                                 L'000            L'000

         Finance leases                                                                               41              45
         Other loans                                                                                 193             437
         Insurance broking creditors                                                               5,681           8,728
         Other creditors and accruals                                                                 77             157
         Social security and other taxes                                                              46              27
         Corporation tax                                                                               3               -
                                                                                               ---------       ---------

                                                                                                   6,041           9,394
                                                                                               =========       =========

IAN MCCALL HOLDINGS LIMITED

NOTES FORMING PART OF THE CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

13    CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR

                                                                                              21 JANUARY       31 OCTOBER
                                                                                                  1999            1998
                                                                                                  L'000           L'000

         Finance leases                                                                               80              85
         Other loans                                                                                  20              20
                                                                                                 -------         -------

                                                                                                     100             105
                                                                                                 =======         =======

         Finance leases represents obligations under various financing arrangements in respect of the group's fleet of motor vehicles.

         Other loans are secured by a fixed charge over certain computer software licences and contracts owned by the company. The loans bear interest at 12.5% and are repayable by way of quarterly instalments. Of the repayments due after one year (pound)10,000(1998 -(pound)20,000) is due between one and two years.


14    DEFERRED TAX

                                                                         21 JANUARY                     31 OCTOBER
                                                                            1999                           1998
                                                                    TOTAL                          TOTAL
                                                                  POTENTIAL                      POTENTIAL
                                                                (LIABILITY)/      AMOUNTS      (LIABILITY)/      AMOUNTS
         GROUP                                                      ASSET        PROVIDED          ASSET        PROVIDED
                                                                    L'000          L'000           L'000          L'000

         On accelerated capital allowances                             (1)              -             (1)              -
         Trading losses                                                49               -            103               -
                                                                  -------         -------        -------         -------

                                                                       48               -            102               -
                                                                  =======         =======        =======         =======

IAN McCALL HOLDINGS LIMITED

NOTES FORMING PART OF THE CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

15       SHARE CAPITAL

                                                                                       21 JANUARY      31 OCTOBER
                                                                                          1999           1998
                                                                                          L'000          L'000
                                                                                       ----------      ----------
      Authorised
         30,000 ordinary shares of(pound)1 each                                            30            30
         20,000 ordinary non-voting 'A' shares of pound sterling 1 each                    20            20
                                                                                         ----          ----

                                                                                           50            50
                                                                                         ====          ====

      Allotted, issued and fully paid
         24,390 (31 October 1998 -20,720) ordinary shares of pound sterling 1 each         24            20
         17,500 ordinary non-voting 'A' shares of pound sterling 1 each                    18            18
                                                                                         ----          ----

                                                                                           42            38
                                                                                         ====          ====



         In May 1998 2,034 ordinary shares of pound sterling 1 each were issued at pounds sterling 12 per share upon the exercise of certain share options.

         In January 1999 3,670 ordinary shares of pound sterling 1 each, representing the balance of the outstanding options under the company's approved share option scheme, were issued at pounds sterling 9.50 per share upon the exercise of those options.

         The ordinary shares of pound sterling 1 each and the ordinary non-voting 'A' shares of pound sterling 1 each rank pari passu except that the non-voting 'A' shares confer no rights to the holders thereof to receive notice of, or to attend or to vote at any Annual General Meeting or Extraordinary General Meeting of the company.

16       SHARE PREMIUM ACCOUNT

                                                              21 JANUARY
                                                                 1999
                                                                L'000
                                                              ----------
         At 1 November 1998                                       69
         Issue of share capital on exercise of options            31
                                                               -------
         At 21 January 1999                                      100
                                                               =======

IAN McCALL HOLDINGS LIMITED

NOTES FORMING PART OF THE CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


17       RECONCILIATION OF MOVEMENT IN SHAREHOLDER'S FUNDS

                                                        1 NOVEMBER 1998      YEAR ENDED      YEAR ENDED
                                                         TO 21 JANUARY       31 OCTOBER      31 OCTOBER
                                                             1999               1998            1997
                                                             L'000              L'000           L'000
                                                         -------------       ----------      ----------

         Balance at beginning of period                         261                683            886
         (Loss)/profit for year                                 716               (446)          (203)
         Issue of share capital on exercise of
         share options                                           35                 24              -
                                                            -------            -------         -------
         Balance at 31 October 1998                           1,012                261            683
                                                            =======            =======         =======


18    FLOATING CHARGE

         As required by Lloyd's Brokers Byelaw (No 5 of 1998) a subsidiary company has entered into a trust deed under which all of its insurance broking account assets are subject to a floating charge held on trust by the Society of Lloyd's for the benefit of the insurance creditors, which at 21 January 1999 amounted to pound sterling 5,383,000 (31 October 1998 - pound sterling 8,614,000). The charge only becomes enforceable under certain circumstances as set out in the trust deed. The assets subject to this charge were:

                                              21 JANUARY      31 OCTOBER
                                                 1999            1998
                                                 L'000           L'000
                                               --------        --------
         Bank balances                            2,010           3,924
         Insurance broking debtors                3,557           4,857
                                               --------        --------
                                                  5,567           8,781
                                               --------        --------

IAN McCALL HOLDINGS LIMITED

NOTES FORMING PART OF THE CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


19    COMMITMENTS UNDER OPERATING LEASES

         As at 21 January 1999, the company had annual commitments under non-cancellable operating leases as set out below:

                                                             LAND AND BUILDINGS                 OTHER
                                                      ----------------------------     -------------------------
                                                      21 JANUARY        31 OCTOBER     21 JANUARY     31 OCTOBER
                                                         1999              1998           1999           1998
                                                         L'000            L'000          L'000           L'000
                                                      ----------        ----------     ----------     ---------
         Operating leases which expire:

            Within one year                                 -                 -             17              17
            Over five years                                130               130              -               -
                                                       -------           -------        -------         -------

                                                           130               130             17              17
                                                       -------           -------        -------         -------

20       RECONCILIATION OF OPERATING (LOSS)/PROFIT TO OPERATING ACTIVITIES

                                                                       1 NOVEMBER 1998 TO    YEAR ENDED        YEAR ENDED
                                                                           21 JANUARY        31 OCTOBER        31 OCTOBER
                                                                              1999              1998              1997
                                                                              L'000             L'000             L'000
                                                                       ------------------    ------------      ----------
         Operating (loss)/profit                                               (275)              (320)           (147)
         Depreciation charges                                                    18                123             136
         Loss/(profit) on disposal of tangible fixed assets                      34                 (2)              1
         Amortisation of goodwill                                                20                 42              43
         Settlement of provision                                                  -               (226)              -
         Decrease/(increase) in debtors                                       1,076              2,143           1,528
         (Decrease)/increase in creditors                                    (3,156)            (2,418)         (2,614)
         Interest receivable                                                    (40)              (140)           (197)
         Investment income                                                      (19)                 -               -
                                                                            -------              -----          ------

         Net cash (outflow)/inflow from operating activities                 (2,342)              (798)         (1,250)
                                                                            =======              =====          ======

IAN McCALL HOLDINGS LIMITED

NOTES FORMING PART OF THE CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


21         ANALYSIS OF CASH FLOWS FOR HEADINGS NETTED IN THE
      CASH FLOW STATEMENT

                                                                       1 NOVEMBER 1998 TO     YEAR ENDED       YEAR ENDED
                                                                           21 JANUARY         31 OCTOBER       31 OCTOBER
                                                                              1999              1998              1997
                                                                              L'000            L'000             L'000
                                                                       ------------------   ------------      -----------
         Returns on investments and servicing of finance
            Interest received                                                    40               140             197
            Interest element of finance lease rental payments                    (7)              (31)            (33)
            Interest paid                                                       (42)              (69)            (52)
            Dividends received                                                    -                 -               -
                                                                           --------           -------         -------
            Net cash inflow for returns on investments and
             servicing of finance                                                (9)               40             112
                                                                           ========           =======         =======

         Capital expenditure and financial investments
            Purchase of tangible fixed assets                                     -               (12)            (11)
            Sale of tangible fixed assets                                        10                82              72
            Sale of investments                                                  25                 -               -
                                                                           --------           -------         -------

         Net cash outflow for capital expenditure and
         financial investment                                                    35                70              61
                                                                           ========           =======         =======

         Acquisition of subsidiary undertaking                                    -                 -             (55)
         Disposal of subsidiary undertaking                                   1,557                 -               -
                                                                           --------           -------         -------

         Net cash (outflow)/inflow for acquisitions and disposals             1,557                 -             (55)
                                                                           --------           -------         -------

         Financing
            Bank loan repaid                                                      -              (178)           (113)
            Finance leases repaid                                               (10)             (118)           (136)
            Other loans (repaid)/raised                                        (244)              362             (32)
            Issue of shares                                                      35                24               -
                                                                           --------           -------         -------

         Net cash outflow from financing                                       (219)               90            (281)
                                                                           ========           =======         =======

         Management of liquid resources
            Cash withdrawn/(deposited) from 7 day deposit                       650              (226)          2,990
                                                                           --------           -------         -------

         Net cash inflow/(outflow) from management of liquid
         resources                                                              650              (226)          2,990
                                                                           ========           =======         =======

IAN McCALL HOLDINGS LIMITED

NOTES FORMING PART OF THE CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

22    RECONCILIATION OF MOVEMENTS IN NET FUNDS

                                                                              1 NOVEMBER 1998      YEAR ENDED       YEAR ENDED
                                                                               TO 21 JANUARY       31 OCTOBER       31 OCTOBER
                                                                                    1999               1998            1997
                                                                                   L'000              L'000            L'000
                                                                              ---------------      ----------       ----------
      Increase in cash in the year                                                 (328)              (732)             1,394
      Cash (inflow)/outflow from decrease in debt and leasing finance               254                (66)               281
      Cash (inflow)/outflow from decrease in liquid resources                      (650)               226             (2,990)
                                                                                 ------             ------             ------

      Change in net funds resulting from cash flows                                (724)              (572)            (1,315)

      New finance leases                                                           --                  (24)               (72)
                                                                                 ------             ------             ------

      Movement in net funds in the year                                            (724)              (596)            (1,387)

      Net funds at beginning of period                                            3,381              3,977              5,364
                                                                                 ------             ------             ------

      Net funds at end of period                                                  2,657              3,381              3,977
                                                                                 ======             ======             ======

23    ANALYSIS OF NET FUNDS

                                                                 AT                             OTHER            AT
                                                             1 NOVEMBER          CASH         NON-CASH       21 JANUARY
                                                                1998             FLOW          CHANGES          1999
                                                                  L                L              L               L
                                                             ----------       ---------      ---------       ---------

            Cash in hand and at bank                           2,218             (328)            --            1,890
            7 day treasury deposit                             1,750             (650)            --            1,100
                                                              ------             ----           ------         ------

                                                               3,968             (978)            --            2,990
            Debt due within one year                            (437)             244              (20)          (213)
            Debt due after one year                              (20)            --                 20           --
            Finance leases                                      (130)              10             --             (120)
                                                              ------             ----           ------         ------
                                                               3,381             (724)            --            2,657
                                                              ======             ====           ======         ======

24       POST BALANCE SHEET EVENT

      On 21 January 1999, Alterproof Limited acquired the whole of the company's issued share capital. Alterproof Limited was under the control of T R Hewett and E M Rennick, who are directors of the company.

                          BIOFARM, INC AND SUBSIDIARIES

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


     On April 30, 1999, Burlington, Chamber & James Limited ("BCJ"), a wholly owned subsidiary of Biofarm Inc.("the Company"), acquired 85% of the issued and outstanding shares of Alterproof Limited ("Alterproof") for a cash purchase price of pounds sterling 8,500 which the Company obtained from its existing resources. In addition BCJ lent Alterproof the sum of (pound)491,500 by way of an unsecured loan note repayable after October 31, 2000. On the same date BCJ exchanged 500 shares in Alterproof by way of a share exchange agreement for a 49% holding of Mr Anil Kumar Mahan in Burlington & James Limited ("B&J"), a subsidiary of BCJ, of which BCJ holds the remaining 51%. As a result of the transactions Biofarm Inc., through its subsidiary BCJ now controls 80% of the issued and outstanding shares of Alterproof.

     The acquisition will be accounted for as a purchase, with the assets acquired and liabilities assumed recorded at fair values, and the results of Alterproof's operations included in the Company's consolidated financial statements from the date of acquisition.

     The accompanying condensed consolidated financial statements illustrate the effect of the acquisition ("Pro Forma") on the Company's financial position and results of operations. The condensed consolidated balance sheet as of April 30, 1999 is based on the historical balance sheets of the Company and Alterproof as of that date and assumes the acquisition took place on that date. The condensed consolidated statements of income for the year ended October 31, 1998 and the six months ended June 30, 1999 are based on the historical statements of income of the Company and Alterproof for those periods. The pro forma condensed consolidated statements of income assume the acquisition took place on November 1, 1997.

     The pro forma condensed consolidated financial statements may not be indicative of the actual results of the acquisition. In particular, the pro forma condensed consolidated financial statements are based on management's current estimate of the allocation of the purchase price, the actual allocation of which may differ.

     The accompanying condensed consolidated pro forma financial statements should be read in connection with the historical financial statements of the Company and Alterproof.

                          BIOFARM, INC AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                   (Unaudited)

                                 April 30, 1999
                                 (in thousands)

                  ASSETS                            Biofarm    Alterproof      Adjustments       Pro Forma
                  ------                            --------  ------------     -----------       ---------
Cash                                                 $ 2,166       $ 4,331                         $ 6,497
Accounts receivable                                    4,191         6,233                          10,424
Inventories                                           12,023             -                          12,023
Prepaid expenses and other current assets              1,463           251                           1,714
                                                     -------       -------                         -------
Total current assets                                  19,843        10,815                          30,658
Property and equipment, net                            3,693           277                           3,970
Deposits                                               1,946             -     (805)(1)(2)           1,141
Goodwill                                                 284           196          783(1)           1,263
Other                                                  1,464            -                            1,464
                                                     -------       -------                         -------
                                                     $27,230       $11,288                         $38,496
                                                     =======       =======                         =======
             LIABILITIES AND
           SHAREHOLDERS' EQUITY
           --------------------
Short term borrowings                                $ 4,536       $ 1,340                         $ 5,876
Accounts Payable                                       4,263         9,464                          13,727
Advances from customers                                1,119             -                           1,119
Payrolls and related taxes                               242            61                             303
Accrued expenses                                       2,612           227                           2,839
Income taxes                                             257             5                             262
Current installments of long-term debt
and capitalized lease                                    100            64                             164
                                                     -------       -------                         -------
Total current liabilities                             13,129        11,661                          24,290
Deferred credits                                       5,400             2                           5,402
Capitalized lease                                          -           103                             103
Long-term debt                                           934           791        (791)(2)             934
                                                     -------       -------                         -------
Total liabilities                                     19,463        12,057                          30,729
Advances under pending equity facility                 3,000             -                           3,000
Shareholders' equity                                   4,767         (769)          769(1)           4,767
                                                     -------       -------                         -------
                                                     $27,230       $11,288                         $38,496
                                                     =======       =======                         =======


 See Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)

                          BIOFARM, INC AND SUBSIDIARIES

              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                   (Unaudited)

                           Year Ended October 31, 1998
                    (in thousands, except per share amounts)


                                                 Biofarm        Alterproof    Adjustments     Pro Forma
                                                 -------        ----------    -----------     ---------
Revenues.......................................  $13,010          $2,543                        $15,553

Cost of products sold..........................    7,234               -                          7,234
                                                 -------          ------                        -------

Gross Profit...................................    5,776           2,543                          8,319

Operating costs and expenses

    Research and development...................      253               -                            253

    Merger and acquisition related expenses....      217               -                            217

    Other operating income.....................       (9)           (106)                          (115)

    Selling and administrative.................    4,801           2,830        (78)(3)           7,709
                                                 -------          ------                        -------

Operating income...............................      514            (181)                           255

Other net expenses.............................      (63)              -                            (63)

Interest expense...............................      (95)           (166)                          (261)

Net foreign exchange translation gain .........       13               -                             13
                                                 -------          ------                        -------

Income (loss) before income taxes..............      369            (347)                           (56)

Income taxes (expense).........................     (675)             55                           (620)

Net (deficit)/income...........................   $ (306)         $ (292)                        $ (676)
                                                  =======         =======                        =======

Loss per share.................................   $(0.01)                                        $(0.03)
                                                  =======                                        =======

Weighted average number of
     shares outstanding........................21,059,650                                     21,059,650
                                               ==========                                     ==========


 See Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)

                          BIOFARM, INC AND SUBSIDIARIES

              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                   (Unaudited)

                         Six Months Ended April 30, 1999
                    (in thousands, except per share amounts)


                                                     Biofarm        Alterproof    Adjustments     Pro Forma
                                                     -------        ----------    -----------     ---------
Revenues.......................................       $8,483           $1,075                     $ 9,558

Cost of products sold..........................        4,380                -                       4,380
                                                     -------           ------                     -------

Gross profit...................................        4,103            1,075                       5,178

Operating costs and expenses

    Research and development...................          (96)               -                         (96)

    Other operating income.....................          (40)            (118)                       (158)

    Selling and administrative.................        4,490            2,010        (39)(3)        6,539
                                                     -------           ------                     -------

Operating deficit..............................         (443)            (817)                     (1,299)

Interest expense...............................         (429)             (94)                       (523)

Net foreign exchange translation loss..........         (989)               -                        (989)
                                                     -------           ------                     -------

Deficit before taxes...........................       (1,861)            (911)                     (2,811)

Income taxes expense...........................         (547)                                        (547)
                                                     -------           ------                     -------

Net loss.......................................      $(2,408)          $ (911)                    $(3,358)
                                                    ========           ======                     =======

Loss per common share..........................       $(0.11)                                      $(0.15)
                                                    ========                                      =======

Weighted average number of
    shares outstanding.........................   21,670,974                                   21,670,974
                                                  ==========                                   ==========

 See Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)

                          BIOFARM, INC AND SUBSIDIARIES

                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                        FINANCIAL STATEMENTS (UNAUDITED)


NOTE A--The pro forma adjustments to the condensed consolidated balance sheet are as follows:

         (1) To reflect the acquisition of Alterproof and the allocation of the purchase price on the basis of the fair values of the assets acquired and liabilities assumed. The components of the purchase price and its allocation to the assets and liabilities of Alterproof are as follows (in thousands):

         Components of purchase price:
              Cash from existing resources included in deposits at 30 April 1999.....  $ 14

         Allocation of purchase price:
              Fair value of assets acquired less liabilities assumed ................   769


         Cost in excess of net assets acquired - goodwill............................  $783
                                                                                       ====

         (2) To eliminate the loan from BCJ

NOTE B -- The pro forma adjustments to the condensed consolidated statements of income are as follows:

                                                                                       Year Ended     Six Months Ended
                                                                                    October 31, 1998   April 30, 1999
         (3)  Adjustments to selling and administrative expenses:
              Amortization of excess cost over fair value of net assets
                  acquired over 10 years......................................             $ 78             $ 39